Vanguard Funds

Supplement Dated July 23, 2021, to the Statement of Additional Information
The boards of trustees of the Vanguard funds (the “Boards”) have elected David Thomas as a trustee of the Boards effective July 22, 2021.
Statement of Additional Information Text Changes
In the Management of the Fund(s) section under Officers and Trustees, Dr. Thomas is added to the table as follows:
Name, Year of Birth	Position(s) Held With Funds	Vanguard Funds’ Trustee/ Officer Since	Principal Occupation(s) During the Past Five Years, Outside Directorships, and Other Experience	Number of Vanguard Funds Overseen by Trustee/Officer
Independent Trustees
David Thomas (1956)	Trustee	July 2021	President of Morehouse College (2018 – present). Professor of Business Administration Emeritus at Harvard University (2017 – 2018) and Dean (2011-2016) and Professor of Management at Georgetown University, McDonough School of Business (2016 – 2017). Director of DTE Energy Company (2013 – present). Trustee of Common Fund (2019 – present).	212
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